Exhibit 10.5

     PLAN AND AGREEMENT OF REORGANIZATION among AJK PERFECT RENAISSANCE, INC., a Delaware corporation ("Perfect"), FERRAND INVESTMENT LIMITED, a British Virgin Islands corporation ("Ferrand") (Perfect and Ferrand being sometimes referred to herein as the "Constituent Corporations"), S.C. PERFECT RENAISSANCE, SRL, a Roumanian limited liability company, S.C. RENAISSANCE, SRL, a Roumanian limited liability company, and S.C. RENAISSANCE ALPHA 2000, SRL, a Roumanian limited liability company (the three Roumanian companies being referred to herein as the "Roumanian Companies").

     WHEREAS, Ferrand wishes to transfer assets consisting of all of its right, title and interest in each of the Roumanian Companies to Perfect in exchange for voting stock of Perfect in a transaction intended to qualify as a reorganization within the meaning of ss.3 68(a)( 1 )(C) of the Internal Revenue Code of 1986, as amended; and

     NOW, THEREFORE, Perfect, Ferrand and the Roumanian Companies adopt this agreement and agree as follows:

     1. Transfer of Assets. At the Closing (as defined hereinafter), Ferrand shall transfer and deliver to Perfect the assets listed on Schedule A annexed hereto.

     2. Transfer of Perfect Shares. At the Closing, Perfect shall deliver to Ferrand one or more certificates aggregating 5,000,000 shares of the voting common stock of Perfect, $.0001 par value per share, fully paid and nonassessable, as payment in full for the transfer of assets listed on Schedule A by Ferrand under this agreement.

     3. Approval of Shareholders of Ferrand. This Agreement shall be adopted by the shareholders of Ferrand at a meeting of its shareholders called for that purpose or by written consent pursuant to the laws applicable thereto. There shall be required for the adoption of this Agreement the affirmative vote of the holders of at least a majority of the holders of all the shares of the Common Stock issued and outstanding and entitled to vote thereon.

     3.1. Approval of Shareholders of the Roumanian Companies. This Agreement shall be adopted by the shareholders of the Roumanian Companies at meetings of their shareholders called for that purpose or by written consent pursuant to the laws applicable thereto. There shall be required for the adoption of this Agreement the affirmative vote of the holders of at least a majority of the holders of all the shares of the social capital issued and outstanding and entitled to vote thereon.

     4. Representations and Warranties of Ferrand. Ferrand represents and warrants that:

     4.1. Corporate Organization and Good Standing. Ferrand is a corporation duly organized, validly existing, and in good standing under the laws of the British Virgin Islands and is qualified to do business as a foreign corporation in each jurisdiction, if any, in which its property or business requires such qualification.



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     4.2. Capitalization. Ferrand's authorized capital stock consists of 50,000 shares of stock, US$ 1.00 par value, of which 36 shares are issued and outstanding, and no preferred stock.

     4.3. Issued Stock. All the outstanding shares of its common stock are duly authorized and validly issued, fully paid and non-assessable.

     4.4. Stock Rights. There are no stock grants, options, rights, warrants or other rights to purchase or obtain Ferrand common or preferred stock issued or committed to be issued.

     4.5. Corporate Authority. Ferrand has all requisite corporate power and authority to own, operate and lease its properties, to carry on its business as it is now being conducted and to execute, deliver, perform and conclude the transactions contemplated by this Agreement and all other agreements and instruments related to this agreement.

     4.6. Authorization. Execution of this agreement has been duly authorized and approved by Ferrand's Board of Directors.

     4.7. Subsidiaries. As set out in Schedule 4.7 attached hereto, Ferrand has three subsidiaries.

     4.8. Financial Statements. Ferrand's unaudited financial statements dated as of December 31, 1998 and December 31, 1999, copies of which will have been delivered by Ferrand to Perfect prior to the Closing Date (the "Ferrand Financial Statements"), fairly present the financial condition of Ferrand as of the date therein and the results of its operations for the periods then ended in conformity with generally accepted accounting principles consistently applied.

     4.9. Absence of Undisclosed Liabilities. Except to the extent reflected or reserved against in the Ferrand Financial Statements, Ferrand did not have at that date any liabilities or obligations (secured, unsecured, contingent, or otherwise) of a nature customarily reflected in a corporate balance sheet prepared in accordance with generally accepted accounting principles.

     4.10. No Material Changes. There has been no material adverse change in the business, properties, or financial condition of Ferrand since the date of the Ferrand Financial Statements.

     4.11. Litigation. There is not, to the knowledge of Ferrand, any pending, threatened, or existing litigation, bankruptcy, criminal, civil, or regulatory proceeding or investigation, threatened or contemplated against Ferrand or against any of its officers.

     4.12. Contracts. Ferrand is not a party to any material contract not in the ordinary course of business that is to be performed in whole or in part at or after the date of this agreement.

     4.13. Title. Ferrand has good and marketable title to all the real property and good and valid title to all other property included in the Ferrand Financial Statements and set forth in Schedule A hereto. Except as set out in the balance sheet thereof or Schedule A hereto, the properties of Ferrand are not subject to any mortgage, encumbrance, or lien of any kind except minor encumbrances that do not materially interfere with the use of the property in the conduct of the business of Ferrand.


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



     4.14. Tax Returns. All required tax returns for federal, state, county, municipal, local, foreign and other taxes and assessments have been properly prepared and filed by Ferrand for all years for which such returns are due unless an extension for filing any such return has been filed. Any and all federal, state, county, municipal, local, foreign and other taxes and assessments, including any and all interest, penalties and additions imposed with respect to such amounts have been paid or provided for. The provisions for federal and state taxes reflected in the Ferrand Financial Statements are adequate to cover any such taxes that may be assessed against Ferrand in respect of its business and its operations during the periods covered by the Ferrand Financial Statements and all prior periods.

     4.15. No Violation. The Closing will not constitute or result in a breach or default under any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, law, or regulation to which any property of Ferrand is subject or by which Ferrand is bound.

     4.16. Transfer of Assets. The social capital of the companies being transferred by Ferrand to Perfect constitutes all of Ferrand's right, title and interest in such companies. Ferrand owns such social capital outright, free and clear of any and all claims, pledges, hypothecation or legal or contractual restrictions on the transfer thereof

     5. Representations and Warranties of Perfect. Perfect represents and warrants that:

     5.1. Corporate Organization and Good Standing. Perfect is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and is qualified to do business as a foreign corporation in each jurisdiction, if any, in which its property or business requires such qualification.

     5.2. Capitalization. Perfect's authorized capital stock consists of 100,000,000 shares of common stock, $.0001 par value, of which 500,000 shares are issued and outstanding, and 20,000,000 shares of preferred stock, $.0001 par value, of which no shares are issued and outstanding.

     5.3. Issued Stock. All the outstanding shares of its common stock are duly authorized and validly issued, fully paid and non-assessable.

     5.4. Stock Rights. There are no stock grants, options, rights, warrants or other rights to purchase or obtain Perfect common or preferred stock issued or committed to be issued.

     5.5. Corporate Authority. Perfect has all requisite corporate power and authority to own, operate and lease its properties, to carry on its business as it is now being conducted and to execute, deliver, perform and conclude the transactions contemplated by this Agreement and all other agreements and instruments related to this agreement.

     5.6. Authorization. Execution of this agreement has been duly authorized and approved by Perfect's Board of Directors.

     5.7. Subsidiaries. Perfect has no subsidiaries.


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



     5.8. Financial Statements. Perfect's unaudited financial statements dated as of December 31, 1999, copies of which will have been delivered by Perfect to Ferrand prior to the Closing Date (the "Perfect Financial Statements"), fairly present, the financial condition of Perfect as of the date therein and the results of its operations for the periods then ended in conformity with generally accepted accounting principles consistently applied.

     5.9. Absence of Undisclosed Liabilities. Except to the extent reflected or reserved against in the Perfect Financial Statements, Perfect did not have at that date any liabilities or obligations (secured, unsecured, contingent, or otherwise) of a nature customarily reflected in a corporate balance sheet prepared in accordance with generally accepted accounting principles.

     5.10. No Material Changes. There has been no material adverse change in the business, properties, or financial condition of Perfect since the date of the Perfect Financial Statements.

     5.11. Litigation. There is not, to the knowledge of Perfect, any pending, threatened, or existing litigation, bankruptcy, criminal, civil, or regulatory proceeding or investigation, threatened or contemplated against Perfect or against any of its officers.

     5.12. Contracts. Perfect is not a party to any material contract not in the ordinary course of business that is to be performed in whole or in part at or after the date of this agreement.

     5.13. Title. Perfect has good and marketable title to all the real property and good and valid title to all other property included in the Perfect Financial Statements. Except as set out in the balance sheet thereof, the properties of Perfect are not subject to any mortgage, encumbrance, or lien of any kind except minor encumbrances that do not materially interfere with the use of the property in the conduct of the business of Perfect.

     5.14. Tax Returns. All required tax returns for federal, state, county, municipal, local, foreign and other taxes and assessments have been properly prepared and filed by Perfect for all years for which such returns are due unless an extension for filing any such return has been filed. Any and all federal, state, county, municipal, local, foreign and other taxes and assessments, including any and all interest, penalties and additions imposed with respect to such amounts have been paid or provided for. The provisions for federal and state taxes reflected in the Perfect Financial Statements are adequate to cover any such taxes that may be assessed against Perfect in respect of its business and its operations during the periods covered by the Perfect Financial Statements and all prior periods.

     5.15. No Violation. The Closing will not constitute or result in a breach or default under any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, law, or regulation to which any property of Perfect is subject or by which Perfect is bound.

     6. Representations and Warranties of the Roumanian Companies. The Roumanian Companies jointly and severally represent and warrant that:

     6.1. Corporate Organization and Good Standing. Each of the Roumanian Companies is a corporation duly organized, validly existing, and in good



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


standing under the laws of Roumania and is qualified to do business as a foreign corporation in each jurisdiction, if any, in which its property or business requires such qualification.

     6.2. Capitalization. The Roumanian Companies' authorized capitalization is as follows:

     (a) The authorized capital of S.C. Perfect Renaissance, SRL consists of 17,824 shares of social capital, 100,000 Roumanian Leu ("ROL") par value, in total amount of 1,782,400,000 ROL, of which 17,283 shares are issued to Ferrand Investment Limited, for a benefits/loss share of 99.994%, and 1 share is issued to S.C. Renaissance, SRL, for a benefits/loss share of 0.006%.

     (b) The authorized capital of S.C. Renaissance, SRL consists of 1,880 shares of social capital, 100,000 ROL par value, in total amount of 188,000,000 ROL, of which 1,692 shares are issued to Ferrand Investment Limited, for a benefits/loss share of 90%, and 188 shares are issued to Petru Willkovits, for a benefits/loss share of 10%.

     (c) The authorized capital of S .C. Renaissance Alpha 2000, SRI. consists of 1,858 shares of social capital, 10,000 ROL par value, in total amount of 18,579,000 ROL, of which 1,689 shares are issued to Ferrand Investment Limited, for a benefits/loss share of 90.9 1%, and 169 ROL are issued to Petru Willkovits, for a benefits/loss share of 9.09%.

     (d) Shares, or "social parts," of social capital of a Roumanian corporation, represents the assigned value of goods, services, or money contributed to the corporation. The percentage of ownership expressed as social capital entitles the holders thereof to proportionally share in the profits and losses of the corporation, and to vote on matters put forth for a vote as required by law or by the corporation's articles or incorporation or by-laws. In the event of the corporation's liquidation, holders of social capital participate proportionally after the fulfillment of debts to creditors. A holder of social capital is personally liable to creditors of the corporation for an amount equal to the amount of the holder's contribution to the social capital, but not for any greater amount.

     6.3. Issued Social Capital. All the outstanding social capital of each of the Roumanian companies is duly authorized and validly issued, fully paid and non-assessable.

     6.4. Social Capital Rights. There are no grants, options, rights, warrants or other rights to purchase or obtain social capital issued or committed to be issued with respect to any of the Roumanian Companies.

     6.5. Corporate Authority. Each of the Roumanian companies has all requisite corporate power and authority to own, operate and lease its properties, to carry on its business as it is now being conducted and to execute, deliver, perform and conclude the transactions contemplated by this Agreement and all other agreements and instruments related to this agreement.

     6.6. Authorization. Execution of this agreement has been duly authorized and approved by the Board of Directors of each of the Roumanian Companies.

     6.7. Subsidiaries. None of the Roumanian Companies has any subsidiaries.

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



     6.8. Financial Statements. The Roumanian Companies' audited financial statements dated as of December 31, 1998 and unaudited financial statements dated as of November 30, 1999, copies of which will have been delivered by the Roumanian Companies to Perfect prior to the Closing Date (the "Roumanian Companies' Financial Statements"), fairly present the financial condition of the Roumanian Companies as of the date therein and the results of its operations for the periods then ended in conformity with generally accepted accounting principles consistently applied.

     6.9. Absence of Undisclosed Liabilities. Except to the extent reflected or reserved against in the Roumanian companies' Financial Statements, the Roumanian Companies did not have at that date any liabilities or obligations (secured, unsecured, contingent, or otherwise) of a nature customarily reflected in a corporate balance sheet prepared in accordance with generally accepted accounting principles.

     6.10. No Material Changes. There has been h6 material adverse change in the business, properties, or financial condition of the Roumanian Companies since the date of the Roumanian Companies' Financial Statements.

     6.11. Litigation. There is not, to the knowledge of Ferrand, any pending, threatened, or existing litigation, bankruptcy, criminal, civil, or regulatory proceeding or investigation, threatened or contemplated against the Roumanian Companies or against any of their officers or directors.

     6.12. Contracts. The Roumanian Companies are not party to any material contract not in the ordinary course of business that is to be performed in whole or in part at or after the date of this agreement.

     6.13. Title. The Roumanian Companies have good and marketable title to all the real property and good and valid title to all other property included in the Roumanian Companies' Financial Statements. Except as set out in the balance sheet thereof, the properties of Roumanian Companies are not subject to any mortgage, encumbrance, or lien of any kind except minor encumbrances that do not materially interfere with the use of the property in the conduct of the business of the Roumanian Companies.

     6.14. Tax Returns. All required tax returns for federal, state, county, municipal, local, foreign and other taxes and assessments have been properly prepared and filed by the Roumanian Companies for all years for which such returns are due unless an extension for filing any such return has been filed. Any and all federal, state, county, municipal, local, foreign and other taxes and assessments, including any and all interest, penalties and additions imposed with respect to such amounts have been paid or provided for. The provisions for federal and state taxes reflected in the Roumanian Companies' Financial Statements are adequate to cover any such taxes that may be assessed against the Roumanian Companies in respect of its business and its operations during the periods covered by the Roumanian Companies' Financial Statements and all prior periods.

     6.15. No Violation. The Closing will not constitute or result in a breach or default under any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, law, or regulation to which any property of the Roumanian Companies are subject or by which the Roumanian Companies are bound.

     7. Conduct of Ferrand Pending the Closing Date. Ferrand covenants that between the date of this Agreement and the Closing Date:

     7.1. No change will be made in Ferrand's Articles of Incorporation or By-Laws.

     7.2. Ferrand will not make any change in its authorized or issued capital stock, declare or pay any dividend or other distribution or issue, encumber, purchase, or otherwise acquire any of its capital stock other than as provided herein.

     7.3. Ferrand will submit this Agreement for its shareholders' approval with a favorable recommendation by its Board of Directors and will use its best efforts to obtain the requisite shareholder approval.

     7.4. Ferrand will use its best efforts to maintain and preserve its business organization, employee relationships, and goodwill intact, and will not enter into any material commitment except in the ordinary course of business.

     8. Conduct of Perfect Pending the Closing Date. Perfect covenants that between the date of this Agreement and the Closing Date:

     8.1. No change will be made in Perfect's Certificate of Incorporation or By-Laws.

     8.2. Perfect will not make any change in its authorized or issued capital stock, declare or pay any dividend or other distribution or issue, encumber, purchase, or otherwise acquire any of its capital stock otherwise than as provided herein.

     8.3. Perfect will use its best efforts to maintain and preserve its business organization, employee relationships, and goodwill intact, and will not enter into any material commitment except in the ordinary course of business.

     9. Conduct of the Roumanian Companies Pending the Closing Date. The Roumanian Companies jointly and severally covenant that between the date of this Agreement and the Closing Date:

     9.1. No change will be made in the Roumanian Companies' Articles of Incorporation or By-Laws.

     9.2. The Roumanian Companies will submit this Agreement for their shareholders' approval with a favorable recommendation by their Boards of Directors and will use their best efforts to obtain the requisite shareholder approval.

     9.3. The Roumanian Companies will not make any change in its authorized or issued social capital, declare or pay any dividend or other distribution or issue, encumber, purchase, or otherwise acquire any of its social capital other than as provided herein.

     9.4. The Roumanian Companies will use their best efforts to maintain and preserve each of their business organizations, employee relationships, and goodwill intact, and will not enter into any material commitment except in the ordinary course of business.

     10. Conditions Precedent to Obligation of Ferrand

     Ferrand's obligation to consummate this exchange shall be subject to fulfillment on or before the Closing of each of the following conditions, unless waived in writing by Ferrand:

     10.1. Perfect's Representations and Warranties. The representations and warranties of Perfect set forth herein shall be true and correct at the Closing as though made at and as of that date, except as affected by transactions contemplated hereby.

     10.2. Perfect's Covenants. Perfect shall have performed all covenants required by this Agreement to be performed by it on or before the Closing.

     10.3. Board of Director Approval. This Agreement shall have been approved by the Board of Directors of Perfect.

     10.4. Supporting Documents of Perfect. Perfect shall have delivered to Ferrand the following documents in form and substance reasonably satisfactory to
Ferrand:

     (a) A good standing certificate from the jurisdiction of Perfect's organization stating that K Perfect is a corporation duly organized, validly existing, and in good standing;

     (b) Secretary's certificate stating that Perfect's authorized capital stock is as set forth therein;

     (c) Certified copies of the resolutions of the Board of Directors of Perfect authorizing the execution of this Agreement and the consummation hereof;

     (d) Secretary's certificate of incumbency of the officers and directors of Perfect;

     (e) Perfect's Financial Statements; and

     (f) Any document as may be specified herein or required to satisfy the conditions, representations and warranties enumerated elsewhere herein.

     11. Conditions Precedent to Obligation of Perfect

     Perfect's obligation to consummate this exchange shall be subject to fulfillment on or before the Closing of each of the following conditions, unless waived in writing by Perfect:

     11.1. Ferrand's Representations and Warranties. The representations and warranties of Ferrand set forth herein shall be true and correct at the Closing as though made at and as of that date, except as affected by transactions contemplated hereby.


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     11.2. Ferrand's Covenants. Ferrand shall have performed all covenants required by this Agreement to be performed by them on or before the Closing.

     11.3. Board of Director Approval. This Agreement shall have been approved by the Board of Directors of Ferrand.

     11.4. Supporting Documents of Ferrand. Ferrand shall have delivered to Perfect the following documents in form and substance reasonably satisfactory to
Perfect:

     (a) A good standing certificate from the jurisdiction of Ferrand's organization stating that Ferrand is a corporation duly organized, validly existing, and in good standing;

     (b) Managing Director's certificate stating that Ferrand's authorized capital stock is as set forth therein;

     (c) Certified copies of the resolutions of the Board of Directors of Ferrand authorizing the execution of this Agreement and the consummation hereof;

     (d) Managing Director's certificate of incumbency of the officers, managing directors and non-managing directors of Ferrand;

     (e) Ferrand's Financial Statements; and

     (f) Any document as may be specified herein or required to satisfy the conditions, representations and warranties enumerated elsewhere herein.

     11.5. The Roumanian Companies' Representations and Warranties. The representations and warranties of each of the Roumanian Companies set forth herein shall be true and correct at the Closing as though made at and as of that date, except as affected by transactions contemplated hereby.

     11.6. The Roumanian Companies' Covenants. The Roumanian Companies shall have performed all covenants required by this Agreement to be performed by them on or before the Closing.

     11.7. Supporting Documents of the Roumanian Companies. The Roumanian Companies shall have delivered to Perfect the following documents in form and substance reasonably satisfactory to Perfect:

     (a) Good standing certificates from Roumania stating that the Roumanian Companies are duly organized, validly existing, and in good standing;

     (b) Managing Director's certificate stating that the Roumanian Companies' authorized social capital is as set forth therein;

     (c) Certified copies of the resolutions of the boards of directors of the Roumanian Companies authorizing the execution of this Agreement and the consummation hereof;

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     (d) Certified copies of the resolutions of the shareholders of the
Roumanian Companies authorizing the execution of this Agreement and the consummation hereof;

     (e) Managing Director's certificate of incumbency of the officers and directors of the Roumanian Companies;

     (f) The Roumanian Companies' Financial Statements; and

     (g) Any document as may be specified herein or required to satisfy the conditions, representations and warranties enumerated elsewhere herein.

     12. Access. From the date hereof to the Closing Date, Perfect, Ferrand and the Roumanian Companies shall provide each other with such information and permit each other's officers and representatives such access to its properties and books and records as the other may from time to time reasonably request. If the reorganization is not consummated, all documents received in connection with this Agreement shall be returned to the party furnishing such documents, and all information so received shall be treated as confidential.

     13. Closing

     13.1. The transfers and deliveries to be made pursuant to this Agreement (the "Closing") shall be made by and take place at the offices of the Exchange Agent or other location designated by the Constituent Corporations without requiring the meeting of the parties hereof All proceedings to be taken and all documents to be executed at the Closing shall be deemed to have been taken, delivered and executed simultaneously, and no proceeding shall be deemed taken nor documents deemed executed or delivered until all have been taken, delivered and executed.

     13.2. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission required by this Agreement or any signature required thereon may be used in lieu of an original writing or transmission or signature for any and all purposes for which the original could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission or original signature.

     13.3. At the Closing, Ferrand shall deliver to the Exchange Agent in satisfactory form, if not already delivered to Perfect:

     (a) A duly-executed Bill of Transfer evidencing the ownership in the assets being transferred, together with an itemization of the social capital held in each, and the aggregate number of shares of Perfect Common Stock to be issued in consideration thereof; executed in accordance with the laws of the British Virgin Islands and of Roumania, transferring all rights, title and interest in the assets being transferred;

     (b) Evidence of the consent of shareholders of Ferrand to this Agreement;

     (c) Certificate of the Secretary of State of the British Virgin Islands as of a recent date as to the good standing of Ferrand;


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



     (d) Certified copies of the resolutions of the Board of Directors of Ferrand authorizing the execution of this Agreement and the consummation of the reorganization;

     (e) Ferrand Financial Statements;

     (f) Managing director's certificate of incumbency of the officers and directors of Ferrand; and

     (g) Any document as may be specified herein or required to satisfy the conditions, representations and warranties enumerated elsewhere herein.

     13.4. At the Closing, the Roumanian Companies shall deliver to the Exchange Agent in satisfactory form, if not already delivered to Perfect:

     (a) Certificates of the Trade Register as of a recent date as to the good standing of the Roumanian Companies;

     (b) Certified copies of the resolutions of the Board of Directors of the Roumanian Companies authorizing the execution of this Agreement and the consummation of the reorganization;

     (c) The Roumanian Companies' Financial Statements;

     (d) Managing Director's certificates of incumbency of the officers and directors of the Roumanian Companies; and

     (e) Any document as may be specified herein or required to satisfy the conditions, representations and warranties enumerated elsewhere herein.

     13.5. At the Closing, Perfect shall deliver to the Exchange Agent in satisfactory form, if not already delivered to Ferrand:

     (a) Certificate of the Secretary of State of Delaware as of a recent date as to the good standing of Perfect;

     (b) Certified copies of the resolutions of the Board of Directors of Perfect authorizing the execution of this Agreement and the consummation of the transaction;

     (c) The Perfect Financial Statements;

     (d) Secretary's certificate of incumbency of the officers and directors of Perfect; and

     (e) Any document as may be specified herein or required to satisfy the conditions, representations and warranties enumerated elsewhere herein.

     14. Closing Not Consummated Until Filing of Documents With Roumania. The Closing shall not be deemed complete and the exchange of assets not effected until the filing of all necessary and appropriate certificates and documents


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evidencing the transfer of ownership of the social capital of the Roumanian
Companies with the Chamber of Commerce, Industry and Agriculture of Timis County, Roumania, and all other appropriate Roumanian authorities. Ferrand and the Roumanian Companies do hereby jointly and severally warrant that such filings will be immediately and promptly effected, and a file-stamped copy of such filings, together with an English translation, shall be delivered to Perfect as soon as practicable.

     15. Survival of Representations and Warranties. The representations and warranties of all of the parties set out herein shall survive the Closing Date.

     16. Arbitration

     16.1. Scope. The parties hereby agree that any and all claims (except only for requests for injunctive or other equitable relief) whether existing now, in the past or in the future as to which the parties or any affiliates may be adverse parties, and whether arising out of this agreement or from any other cause, will be resolved by arbitration before the American Arbitration Association within the District of Columbia.

     16.2. Consent to Jurisdiction, Situs and Judgment. The parties hereby irrevocably consent to the jurisdiction of the American Arbitration Association and the situs of the arbitration (and any requests for injunctive or other equitable relief) within the District of Columbia. Any award in arbitration may be entered in any domestic or foreign court having jurisdiction over the enforcement of such awards.

     16.3. Applicable Law. The law applicable to the arbitration and this agreement shall be that of the State of Delaware, determined without regard to its provisions which would otherwise apply to a question of conflict of laws.

     16.4. Disclosure and Discovery. The arbitrator may, in its discretion, allow the parties to make reasonable disclosure and discovery in regard to any matters which are the .subject of the arbitration and to compel compliance with which disclosure and discovery order. The arbitrator may order the parties to comply with all or any of the disclosure and discovery provisions of the Federal Rules of Civil Procedure, as they then exist, as may be modified by the arbitrator consistent with the desire to simplify the conduct and minimize the expense of the arbitration.

     16.5. Rules of Law. Regardless of any practices of arbitration to the contrary, the arbitrator will apply the rules of contract and other law of the jurisdiction whose law applies to the arbitration so that the decision of the arbitrator will be, as much as possible, the same as if the dispute had been determined by a court of competent jurisdiction.

     16.6. Finality and Fees. Any award or decision by the American Arbitration Association shall be final, binding and non-appealable except as to errors of law or the failure of the arbitrator to adhere to the arbitration provisions contained in this agreement. Each party to the arbitration shall pay its own costs and counsel fees except as specifically provided otherwise in this agreement.

     16.7. Measure of Damages. In any adverse action, the parties shall restrict themselves to claims for compensatory damages and/or securities issued or to be issued and no claims shall be made by any party or affiliate for lost profits, punitive or multiple damages.


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     16.8. Covenant Not to Sue. The parties covenant that under no conditions will any party or any affiliate file any action against the other (except only requests for injunctive or other equitable relief) in any forum other than before the American Arbitration Association, and the parties agree that any such action, if filed, shall be dismissed upon application and shall be referred for arbitration hereunder with costs and attorney's fees to the prevailing party.

     16.9. Intention. It is the intention of the parties and their affiliates that all disputes of any nature between them, whenever arising, whether in regard to this agreement or any other matter, from whatever cause, based on whatever law, rule or regulation, whether statutory or common law, and however characterized, be decided by arbitration as provided herein and that no party or affiliate be required to litigate in any other forum any disputes or other matters except for requests for injunctive or equitable relief. This agreement shall be interpreted in conformance with this stated intent of the parties and their affiliates.

     16.10. Survival. The provisions for arbitration contained herein shall survive the termination of this agreement for any reason.

     17. General Provisions

     17.1. Further Assurances. From time to time, each party will execute such additional instruments and take such actions as may be reasonably required to carry out the intent and purposes of this Agreement.

     17.2. Waiver. Any failure on the part of either party hereto to comply with any of its obligations, agreements, or conditions hereunder maybe waived in writing by the party to whom such compliance is owed.

     17.3. Brokers. Each party agrees to indemnify and hold harmless the other party against any fee, loss, or expense arising out of claims by brokers or finders employed or alleged to have been employed by the indemnifying party.

     17.4. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class certified mail, return receipt requested, or recognized commercial courier service, as follows:

     If to Perfect, to:

              AJK Perfect Renaissance, Inc.
              1504 R Street, N.W.
              Washington, D.C. 20009

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

              If to Ferrand, to:

              Ferrand Investment Limited
              do Integro Corporate Services
              Havelet Trust Company (BVI) Limited
              Road Town, Tortola
              British Virgin Islands

         cc:  Dr. Zeev Holender, Law Offices
              Mozes House, 76 Rothschild Boulevard, 5th Floor
              Tel Aviv 65785, Israel

              If to the Roumanian Companies, to:

              S.C. Renaissance SRL
              Str. Vasile Lupu
              Nr. 16
              Timisoara, Roumania

     17.5. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

     17.6. Assignment. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns; provided, however, that any assignment by either party of its rights under this Agreement without the written consent of the other party shall be void.

     17.7. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures sent by facsimile transmission shall be deemed to be evidence of the original execution thereof.

     17.8. Exchange Agent and Closing Date. The Exchange Agent shall be Cassidy & Associates, Washington, D.C. The Closing shall take place upon the fulfillment by each party of all the conditions of Closing required herein, but not later than 15 days following execution of this agreement unless extended by mutual consent of the parties.

     17.9. Review of Agreement. Each party acknowledges that it has had time to review this agreement and, as desired, consult with counsel. In the interpretation of this agreement, no adverse assumption shall be made against any party on the basis that it has prepared, or participated in the preparation of, this agreement.

     17.10. Schedules. All schedules attached hereto, if any, shall be acknowledged by each party by signature or initials thereon.

     17.11. Effective Date. This effective date of this Agreement shall be April 7, 2000.


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                           Signature Page to Plan and
                        Agreement or Reorganization among
                         AJK Perfect Renaissance, Inc.,
                         Ferrand Investment Limited, and
                            the Roumanian Companies:
                            Perfect Renaissance, SRL,
                           S.C. Renaissance, SRL, and
                        S.C. Renaissance Alpha 2000, SRL

     IN WITNESS WHEREOF, the parties have executed this Agreement.

                                            AJK PERFECT RENAISSANCE, INC.

                                            By ________________________________


                                            FERRAND INVESTMENT LIMITED

                                            By ________________________________


                                            THE ROUMANIAN COMPANIES

                                            S.C. PERFECT RENAISSANCE, SRL


                                            By ________________________________


                                            S.C. RENAISSANCE, SRL


                                            By ________________________________


                                            S.C. RENAISSANCE ALPHA 2000, SRL


                                            By ________________________________

                                   Schedule A

     Assets being transferred to AJK Perfect Renaissance, Inc. pursuant to this Agreement


17,823 shares, 100,000 ROL par value, representing 99.994% of the social capital and benefits/loss share, of S.C. Perfect Renaissance, SRL, a Roumanian limited liability company

1,692 shares, 100,000 ROL par value, representing 90% of the social capital and benefits/loss share, of S.C. Renaissance, SRL, a Roumanian limited liability company

1,689 shares, 10,000 ROL par value, representing 90.9% of the social capital and benefits/loss share, of S.C. Renaissance Alpha 2000, SRL, a Roumanian limited liability company



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



                                  Schedule 4.7

                   Subsidiaries of Ferrand Investment Limited:

S.C. Perfect Renaissance, SRL, a Roumanian limited liability company

S.C. Renaissance, SRL, a Roumanian limited liability company

S.C. Renaissance Alpha 2000, SRL, a Roumanian limited liability company



                           NO OTHER SCHEDULES ATTACHED

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